UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 8, 2005

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)

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

DELAWARE                                              0-18348                   06-1209796
(State or other                              (Commission File Number)           (I.R.S. Employer
jurisdiction of incorporation)                                                  Identification No.)


1400 Corporate Center Way, Wellington, Florida                                  33414
(Address of principal executive offices)                                        (Zip Code)
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       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                         Exhibit Index Appears on page 4


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Item 2.04.    Triggering Events that Accelerate or Increase a Direct Financial
              Obligation or an Obligation under an Off-Balance Sheet Arrangement
              ------------------------------------------------------------------

              On December 12, 2005, BE Aerospace, Inc. ("B/E") provided notice to The Bank of New York under the Indenture, dated as of February 13, 1998 (the "Indenture") between B/E and The Bank of New York, as trustee, relating to B/E's outstanding 8% Senior Subordinated Notes due 2008 (the "Notes") that B/E will, pursuant to the optional redemption provisions contained in Article 11 of the Indenture, redeem all of the outstanding Notes on January 11, 2006 at par. The outstanding principal amount of the Notes is $250,000,000. The total redemption amount will include the outstanding principal amount of the Notes, plus interest at an annual rate of 8% up to, but not including, the date of redemption. A copy of the Notice of Full Redemption issued by The Bank of New York relating to the redemption of the Notes is attached hereto as Exhibit 99.1.

Item 8.01.    Other Events
              ------------

              On December 8, 2005, B/E issued a press release announcing that the underwriters of its previously announced public offering of 13,000,000 shares of its common stock had exercised in full their option to purchase an additional 1,950,000 shares of common stock to cover over-allotments granted by B/E to the underwriters in connection with the public offering. A copy of such press release is attached hereto as Exhibit 99.2.

              On December 12, 2005, B/E completed its previously announced public offering of 14,950,000 shares of its common stock. B/E received aggregate proceeds of approximately $267.8 million after payment of underwriting discounts and commissions and expenses related to the offering.

Item 9.01.    Financial Statements and Exhibits
              ---------------------------------

    (a)  None
    (b)  None
    (c)  Exhibits.


Exhibit No.        Description of Exhibits
---------------    ----------------------------

  99.1 Notice of Full Redemption issued by The Bank of New York relating to the 8% Senior Subordinated Notes due 2008.

  99.2 Press release, dated December 8, 2005, issued by BE Aerospace, Inc. announcing the exercise by the underwriters of their over-allotment option.


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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BE AEROSPACE, INC.

                                        By:  /s/ Thomas P. McCaffrey
                                        -----------------------------
                                        Name:  Thomas P. McCaffrey
                                        Title: Senior Vice President of
                                               Administration and Chief
                                               Financial Officer



Date:    December 12, 2005

                                  EXHIBIT INDEX



Exhibit No.        Description of Exhibits
---------------    ----------------------------

  99.1 Notice of Full Redemption issued by The Bank of New York relating to the 8% Senior Subordinated Notes due 2008.

  99.2 Press release, dated December 8, 2005, issued by BE Aerospace, Inc. announcing the exercise by the underwriters of their over-allotment option.